Exhibit 10.43

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE AND MAY NOT BE TRANSFERRED WITHOUT (A) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY APPLICABLE STATE; OR (B) SUCH REGISTRATION.

WARRANT

To Purchase Shares of Common Stock of MedicalCV, Inc.

August 7, 2002

This certifies that, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Segmed, Inc., a Minnesota corporation, is entitled to subscribe for and purchase from the Company at any time commencing on the date hereof and continuing until August 7, 2009 (the “Expiration Date”) up to a number of shares of the Company’s common stock as described herein, and at the Purchase Price set forth herein, subject to adjustment as hereinafter set forth.

1.                                       Definitions. For the purposes of this Warrant, the following terms shall have the following meanings:

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

“Company” shall include MedicalCV, Inc., a Minnesota corporation, and any corporation which shall succeed to, or assume, the obligations of said corporation hereunder.

“Common Stock” shall mean the shares of common stock of the Company, $0.01 par value.

“Fair Market Value” with respect to a share of Common Stock as of a particular date (the “Determination Date”) shall mean (i) if the Common Stock is traded on an exchange or is quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date, (ii) if the Common Stock is not traded on an exchange or quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, then the average closing bid and asked prices reported by the OTC Bulletin Board for the ten (10) business days immediately preceding the Determination Date, or (iii) if the Common Stock is not traded on an exchange or quoted on the Nasdaq National Market or the Nasdaq SmallCap Market or reported on the OTC Bulletin Board, then as determined in good faith by the Board of Directors of the Company.

“Purchase Price” shall mean $2.95 per share of Common Stock, subject to adjustment as hereinafter provided.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect at the time.

“Subscription Form” shall mean the subscription forms attached hereto.

“Transfer” shall mean any sale, assignment, pledge, or other disposition of any Warrants and/or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Securities Act.

“Warrant Shares” shall mean that number of shares of Common Stock purchased or purchasable by the Warrantholder upon the exercise of the Warrants pursuant to Section 2(a) hereof.

“Warrantholder” shall include Segmed, Inc. and the holder or holders of the Warrants or any related Warrant Shares.

“Warrant” shall mean this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

Capitalized terms not otherwise defined in this Warrant shall have the meanings set forth  in that certain Assignment Agreement of even date herewith by and between the Company, Segmed, Inc. and William F. Northrup III, M.D. (the “Assignment Agreement”).

2.                                       Vesting, Exercise of Warrant, Issuance of Certificate, and Payment for Warrant Shares.

(a)                                  This Warrant shall be exercisable and vest as follows:

(i)                                     to the extent of 25,000 shares immediately;

(ii)                                  to the extent of an additional 25,000 shares upon the Company receiving the CE Mark for the Device;

(iii)                               to the extent of an additional 25,000 shares upon the Company receiving FDA 510(k) clearance for the Device; and

(iv)                              to the extent of the remaining 25,000 shares upon the first commercial sale of the Device by the Company to a party unrelated to the Company or the ASSIGNORS.

(b)                                 This Warrant shall be considered cancelled to the extent of unvested Warrant Shares as of the date of any termination of the Assignment Agreement by the Company pursuant to Section 5.1 of the Assignment Agreement.

(c)                                  Subject to the provisions of Sections 2(a) and 2(b) above, the rights represented by this Warrant may be exercised in whole or in part (but not as to any fractional share of Common Stock) at any time after the date hereof and prior to the Expiration Date, by the Warrantholder, by:

(i)                                     delivery to the Company of a completed Subscription Form;

(ii)                                  surrender to the Company of this Warrant properly endorsed; and

(iii)                               delivery to the Company of a certified or cashier’s check made payable to the Company in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, at its principal office in Minnesota (or such other office or agency of the Company as the Company may designate by notice in writing to the Warrantholder).

The Company agrees and acknowledges that the shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, and the Subscription Form shall have been surrendered and payment made for such shares as aforesaid.  Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute or cause to be executed and deliver to the Warrantholder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form.  Each stock certificate so delivered shall be in such denomination as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder.  If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock covered by this Warrant.  The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, execution, and delivery of stock certificates pursuant to this Section 2, except that, in case any such stock certificate or certificates shall be registered in a name or names other than the name of the Warrantholder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering this Warrant to the Company as mentioned above.

3.                                       Ownership of this Warrant.  The Company may deem and treat the registered Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5.

4.                                       Exchange, Transfer, and Replacement.  Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company at its office or agency described in Section 2 hereof for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Warrantholder at the time of such surrender.  Subject to Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Warrantholder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee, shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at such office or agency of the Company.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the

Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.  This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement.  The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

5.                                       Restrictions on Transfer.  Notwithstanding any provisions contained in this Warrant to the contrary, neither this Warrant nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or such Warrant Shares.  The Warrantholder agrees that he will not transfer this Warrant or the related Warrant Shares:

(a)                                  prior to delivery to the Company of an opinion of counsel selected by the Warrantholder and reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Securities Act and applicable state securities laws, rules and regulations; or

(b)                                 until registration of such Warrants and/or Warrant Shares under the Securities Act and applicable state securities laws has become effective and continues to be effective at the time of such transfer.

An appropriate legend may be endorsed on the Warrants and the certificates of the Warrant Shares evidencing these restrictions.

6.                                       Antidilution Provisions.  The rights granted hereunder are subject to the following:

(a)                                  Stock Splits and Reverse Splits.  In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

(b)                                 Reorganization, Reclassification, Consolidation, Merger, or Sale.  If any capital reorganization or reclassification or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive Common Stock, other securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the Warrants such shares of Common Stock, other securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder so that the provisions of the Warrants (including, without limitation, provisions for adjustment of the Purchase Price and the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be, in relation to any shares of Common Stock, other securities or assets thereafter deliverable upon the exercise of the Warrants.

7.                                       Special Agreements of the Company.

(a)                                  Will Reserve Shares.  The Company will reserve and set apart and have at all times the number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

(b)                                 Will Avoid Certain Actions.  The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding or delaying the observance or performance hereunder by the Company, but will at all times in good faith assist in carrying out of all the provisions of the Warrants and in taking all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

8.                                       Provisions for Registration.  Despite anything in this Warrant to the contrary, the Warrantholder shall have the following rights regarding registration of Warrant Shares which may be hereafter acquired upon exercise of this Warrant.  The following rights shall not apply in the event of an underwritten initial public offering of the Company’s securities or in the event of registrations on Form S-8 or Form S-4 or any successor forms thereto.

(a)                                  Registration on Form S-3.  At any time prior to the expiration of this Warrant, and provided that a registration statement on Form S-3 (or any successor form thereto) is then available to the Company (the “Registration Statement”), and on a one-time basis only, upon request by the Warrantholder or Warrantholders of a majority in interest of any securities originally issuable under this Warrant or any other Warrants issued pursuant to Section 2 hereof, the Company will promptly take all necessary steps to register or qualify for sale, under the 1933 Act all of the Warrant Shares issued and to be issued upon exercise of the Warrants.  In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record Warrantholders that such registration is to be effected.  The Company shall be obligated to prepare, file and cause to become effective only one Registration Statement pursuant to this Section 8(a) and to pay the costs and expenses associated with such Registration Statement to the extent provided in Section 8(c).  Unless the registration shall be pursuant to SEC Form S-3, the Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Section 8(a) for a period of ninety (90) days.

(b)                                 Registration Procedures.  When the Company effects the registration of any Warrant Shares under the Securities Act pursuant to Section 8(a), the Company will:

(i)                                     furnish to the security holders participating in such registration and to the underwriters of the Warrant Shares being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such Warrant Shares;

(ii)                                  use its best efforts to register or qualify the Warrant Shares covered by such Registration Statement under the securities or blue sky laws of one jurisdiction as the Warrantholder may reasonably request within ten (10) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, provided, that a consent to service of process on Form U-2 or similar successor form shall not be considered to be a general consent to service of process for such purpose;

(iii)                               notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

(iv)                              notify such holders promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

(v)                                 prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for the Company, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrant Shares by such holder;

(vi)                              prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(vii)                           advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

(viii)                        not file any amendment or supplement to such Registration Statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law.

(c)                                  Expenses.  With respect to each Registration Statement pursuant to Section 8(a), the Company shall bear the following fees, costs and expenses, subject to the terms of Section 8(b)(ii): all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified.  Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

(d)                                 Copies of Prospectus; Amendments of Prospectus.  The Company will furnish the Warrantholder with a reasonable number of copies of any prospectus or offering circular and one copy of the Registration Statement included in such filings and will amend or supplement the same as required following the effective date of the Registration Statement.

(e)                                  Conditions of the Company’s Obligations.  It shall be a condition of the Company’s obligation to register the Warrant Shares hereunder that the Warrantholder agrees to cooperate with the Company in the preparation and filing of any such Registration Statement, or in its efforts to establish that the proposed sale is exempt under the Securities Act, as to any proposed distribution.  It shall also be a condition of the Company’s obligations under this Agreement that, in the case of the filing of any Registration Statement, and to the extent permissible under the Securities Act, and controlling precedent thereunder, the Company and the Warrantholder provide cross-indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.  The Company shall not be obligated to register any Warrant Shares which are eligible for sale under SEC Rule 144 under the Securities Act, or any successor or similar rule under the Securities Act which permits the exempt sale of the Warrant Shares.

9.                                       Market Hold-Back Provisions.  The Warrantholder understands that the Company at a future date may file a registration or offering statement (the “Registration Statement”) with the Commission to facilitate a public offering of its securities.  The Warrantholder agrees, for the benefit of the Company, that should such a public offering be made and should the managing underwriter of such offering require, the Warrantholder will not, without the prior written consent on the Company and such underwriter, during the “Lock Up Period,” as defined herein:

(a)                                  sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially held by the Warrantholder during the Lock Up Period;

(b)                                 sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Shares beneficially held by the Warrantholder during the Lock Up Period; or

(c)                                  sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares.

The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent or distribution to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein.  The term “Lock Up Period” shall  mean the lesser of (x) 180 days or (y) the period during which Company officers and directors are restricted by the managing underwriter in connection with such public offering from effecting any sales or transfers of the Company’s Common Stock.  The Lock Up Period shall commence on the effective date of the Registration Statement.

10.                                 Notices.  Any notice or other document required or permitted to be given or delivered to the Warrantholder shall be delivered or sent by first class mail to the Warrantholder at the last address shown on the books of the Company maintained for the registry and transfer of Warrants or to such other address as to which the Warrantholder shall notify the Company.  Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified or registered mail to the principal office of the Company.

11.                                 No Rights as Shareholders; Limitation of Liability.  This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company.  No provisions hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by creditors of the Company.

12.                                 Governing Law.  This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, without regard to its conflicts of laws principles.

13.                                 Miscellaneous.  The provisions of this Warrant will be binding upon the Warrantholder and the Company and their respective heirs, successors and assigns.  This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.  The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

14.                                 Additional Right to Convert Warrant.  The Warrantholder shall have the right to require the Company to convert this Warrant (“Conversion Right”) at any time prior to its expiration into shares of Common Stock as provided for in this Section 14.  Upon exercise of the Conversion Right, the Company will deliver to the Warrantholder (without payment by the

Warrantholder of any Purchase Price) that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Purchase Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (ii) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.  The Conversion Right may be exercised by the Warrantholder on any business day by delivering a written notice in the form attached hereto to the Company at the offices of the Company exercising the Conversion Right and specifying (a) the total number of shares of Common Stock the Warrantholder will purchase pursuant to such conversion and (b) a place and date not less than three nor more than ten business days from the date of such notice for the closing of such purchase.  At any such closing, (x) the Warrantholder will surrender the Warrant, (y) the Company will deliver to the Warrantholder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (z) the Company will deliver to the Warrantholder a new warrant representing the number of shares, if any, with respect to which this Warrant shall not have been exercised.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, on the day and year first above written.

MedicalCV, Inc.

By:	/s/ Blair P. Mowery
Name: Blair P. Mowery
Its: Chief Executive Officer

FULL SUBSCRIPTION FORM

To Be Executed By the Registered Warrantholder if It/

She/He Desires to Exercise in Full the Within Warrant

The undersigned hereby exercises the right to purchase the                            shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $                                                         representing the Purchase Price of $                     per share in effect at that date.  Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

Dated:

Signature:

Address:

PARTIAL SUBSCRIPTION FORM

To be Executed by the Registered Warrantholder if It/She/He

Desires to Exercise in Part Only the Within Warrant

The undersigned hereby exercises the right to purchase                      shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $                         representing the Purchase Price of $                   per share in effect at this date.

Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for (if any) shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

(The following paragraph need be completed only if the Purchase Price and number of shares of Common Stock specified in the within Warrant have been adjusted pursuant to Section 6.)

The shares hereby subscribed for constitute                              shares of Common Stock (to the nearest whole share) resulting from adjustment of                              shares of the total of                                      shares of Common Stock covered by the within Warrant, as said shares were constituted at the date of the Warrant.

Dated:
Signature:

Address:

CONVERSION NOTICE

(to be signed upon exercise of the Warrant pursuant to Section 14)

The undersigned hereby irrevocably elects to exercise the conversion right provided in Section 14 of the within Warrant for, and to acquire thereunder,                                                              shares of Common Stock.  If said number of shares is not all the shares purchasable under the within Warrant, a new warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder rounded down to the next lower number of shares.

The undersigned hereby requests that the certificate of such shares be issued in the name and delivered to the address set forth below.

Dated:
Signature:

Name:

Address: